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                                                                  Exhibit 23.2




             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Green Tree Financial Corporation:

We consent to the use of our report incorporated herein by reference.



                                                   KPMG Peat Marwick



Minneapolis, Minnesota
March 28, 1994